SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549
             ----------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 Date of Report
                 (Date of earliest event reported):

                                January 28, 2000
       ----------------------------------------------------

                              THERMO TERRATECH INC.
             (Exact name of Registrant as specified in its charter)


Delaware                            1-9549            04-2925807
(State or other jurisdiction of     (Commission       (I.R.S. Employer
incorporation or organization)      File Number)      Identification Number)


81 Wyman Street, P.O. Box 9046
Waltham, Massachusetts                                  02454-9046
(Address of principal executive offices)                (Zip Code)


    Registrant's telephone number including area code: (781) 622-1000

                                                               FORM 8-K

                              THERMO TERRATECH INC.

Item 2.  Disposition of Assets

      On January 28, 2000, Thermo TerraTech Inc., through its The Randers Killam Group Inc. majority-owned subsidiary, (collectively referred to as the "Company") sold substantially all of the assets and liabilities of its Randers division, exclusive of certain real estate and certain ongoing litigation, to RGI Muskegon, Inc. The purchaser is a newly formed Michigan corporation that is owned and managed by the former management team of the Randers division, which includes Thomas Eurich, a Vice President and a Director of the Company until the closing of the transaction. The Randers division provides engineering and construction services.

      The purchase price for the assets of the Randers Division consisted of a promissory note in the principal amount of $538,000 bearing interest at the rate of 8.0% per annum and payable in 36 equal monthly installments of principal and interest commencing March 1, 2000. The assets sold include all of the Randers division's operating assets, active contracts and projects, and the real property located at 570 Seminole Road in Muskegon, Michigan. The liabilities assumed by the purchaser include all balance sheet liabilities, all lease obligations, and all liabilities and obligations under the active contracts and projects. Title to the real estate will be transferred to the purchaser as soon as practicable after the closing. Upon delivery of the deed by the Company, the purchaser will deliver to the Company a second mortgage on the real estate to secure the promissory note.

      The purchase price of the assets was determined by the parties in arms-length negotiations. In agreeing to the purchase price, the Company considered the additional costs that would be incurred by the Company if the Randers division were shut down instead of sold.

      The Company incurred a loss on the sale of approximately $2.2 million, which was included in restructuring costs for the third quarter ended January 1, 2000.

                                                                    FORM 8-K

                              THERMO TERRATECH INC.
Item 7. Financial Statements, Pro Forma Condensed Financial Information and Exhibits

(a)   Financial Statements

      Not applicable.

(b)   Pro Forma Condensed Financial Statements

      The following unaudited pro forma condensed statements of operations set forth the results of operations for the fiscal year ended April 3, 1999, and the nine months ended January 1, 2000, as if the disposition of the Randers division had occurred at the beginning of fiscal 1999. The unaudited pro forma condensed balance sheet sets forth the financial position as of January 1, 2000, as if the disposition had occurred as of that date.

      The pro forma results of operations are not necessarily indicative of future operations or the actual results that would have occurred had the sale of the Randers division been consummated at the beginning of fiscal 1999. These statements should be read in conjunction with the accompanying notes herein and the historical consolidated financial statements and related notes of the Company included in its Annual Report on Form 10-K, as amended, for the fiscal year ended April 3, 1999, and Quarterly Report on Form 10-Q for the nine months ended January 1, 2000.

                                                          FORM 8-K

                              THERMO TERRATECH INC.

                   PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                         Fiscal Year Ended April 3, 1999
                                   (Unaudited)

                                                                        Less:
                                                        Thermo        Randers    Pro Forma
                                                     TerraTech       Division   Adjustments      Pro Forma
                                                     ---------       --------   -----------      ---------
                                                            (In thousands except per share amounts)

   Revenues                                           $ 310,039      $ 18,342      $      -      $ 291,697
                                                      ---------      --------      --------      ---------

   Costs and Operating Expenses:
    Cost of revenues                                    247,610        15,558             -        232,052
    Selling, general, and administrative expenses        46,224         2,201             -         44,023
    Restructuring costs                                  10,217             -             -         10,217
                                                      ---------      --------      --------      ---------

                                                        304,051        17,759             -        286,292
                                                      ---------      --------      --------      ---------

   Operating Income                                       5,988           583             -          5,405

   Interest Income                                        2,185             9            43          2,219
   Interest Expense                                      (8,981)          (77)            -         (8,904)
                                                      ---------      --------      --------      ---------

   Loss Before Provision for Income Taxes and              (808)          515            43         (1,280)
    Minority Interest
   Provision for Income Taxes                             1,786           225            15          1,576
   Minority Interest Income                              (1,173)            -           (14)        (1,187)
                                                      ---------      --------      --------      ---------

   Net Loss                                           $  (1,421)     $    290      $     42      $  (1,669)
                                                      =========      ========      ========      =========

   Basic and Diluted Loss per Share                   $    (.07)                                 $   (.09)
                                                      =========                                  ========

   Basic and Diluted Weighted Average Shares             19,402                                     19,402
                                                      =========                                  =========





                                       4

                                                                    FORM 8-K

                              THERMO TERRATECH INC.

                   PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                        Nine Months Ended January 1, 2000
                                   (Unaudited)
                                                                       Less:
                                                         Thermo       Randers    Pro Forma
                                                      TerraTech      Division   Adjustments      Pro Forma
                                                      ---------      --------   -----------      ---------
                                                            (In thousands except per share amounts)

   Revenues                                           $ 234,790      $  6,844      $      -      $ 227,946
                                                      ---------      --------      --------      ---------

   Costs and Operating Expenses:
    Cost of revenues                                    185,059         6,468             -        178,591
    Selling, general, and administrative expenses        34,439         1,284             -         33,155
    Restructuring costs                                  56,524         5,777             -         50,747
                                                      ---------      --------      --------      ---------

                                                        276,022        13,529             -        262,493
                                                      ---------      --------      --------      ---------

   Operating Loss                                       (41,232)       (6,685)            -        (34,547)

   Interest Income                                        2,037             2            32          2,067
   Interest Expense                                      (6,678)          (50)            -         (6,628)
                                                      ---------      --------      ---------     ---------

   Loss Before Income Taxes, Minority Interest,         (45,873)       (6,733)           32        (39,108)
    and Extraordinary Item
   Provision for Income Taxes                             1,244          (750)           11          2,005
   Minority Interest Income                              (3,316)            -           312         (3,004)
                                                      ---------      --------      --------      ---------

   Loss Before Extraordinary Item                       (43,801)       (5,983)         (291)       (38,109)

   Extraordinary Item, Net of Provision for                  96             -             -             96
     Income Taxes of $64
                                                      ---------      --------      --------      ---------

   Net Loss                                           $ (43,705)     $ (5,983)     $   (291)     $ (38,013)
                                                      =========      ========      ========      =========

   Basic and Diluted Loss per Share                   $   (2.29)                                 $   (1.99)
                                                      =========                                  =========

   Basic and Diluted Weighted Average Shares             19,066                                     19,066
                                                      =========                                  =========






                                       5

                                                                FORM 8-K

                              THERMO TERRATECH INC.

                        PRO FORMA CONDENSED BALANCE SHEET
                              As of January 1, 2000
                                   (Unaudited)
                                                                                      Less:
                                                                       Thermo       Randers
                                                                    TerraTech      Division      Pro Forma
                                                                    ---------      --------      ---------
                                                                               (In thousands)

   ASSETS
   Current Assets:
    Cash and cash equivalents                                        $  4,905      $  1,180      $   3,725
    Advance to affiliate                                               49,436             -         49,436
    Accounts receivable, net                                           52,330         1,283         51,047
    Unbilled contract costs and fees                                   26,950           378         26,572
    Inventories                                                         2,452             -          2,452
    Deferred tax assets                                                 6,668             -          6,668
    Other current assets                                                3,685             -          3,685
                                                                     --------      --------      ---------

                                                                      146,426         2,841        143,585
                                                                     --------      --------      ---------

   Property, Plant, and Equipment, at Cost, Net                        70,357             -         70,357
                                                                     --------      --------      ---------

   Other Assets                                                         9,623             -          9,623
                                                                     --------      --------      ---------

   Cost in Excess of Net Assets of Acquired Companies                  88,865             -         88,865
                                                                     --------      --------      ---------

                                                                     $315,271      $  2,841      $ 312,430
                                                                     ========      ========      =========





                                       6

                                                                    FORM 8-K

                              THERMO TERRATECH INC.

                  PRO FORMA CONDENSED BALANCE SHEET (continued)
                              As of January 1, 2000
                                   (Unaudited)
                                                                                      Less:
                                                                       Thermo       Randers
                                                                    TerraTech      Division      Pro Forma
                                                                    ---------      --------      ---------
                                                                                (In thousands)

   LIABILITIES AND SHAREHOLDERS' INVESTMENT
Current Liabilities:
    Short-term obligations and current maturities of long-term       $ 19,549      $      -      $  19,549
      obligations
    Subordinated convertible debentures                                37,950             -         37,950
    Accounts payable                                                   20,939           650         20,289
    Accrued payroll and employee benefits                              12,223           168         12,055
    Accrued restructuring costs                                         8,660           986          7,674
    Deferred revenue                                                    4,169             -          4,169
    Other accrued expenses                                             13,347         1,037         12,310
    Due to parent company and affiliated companies                      2,140             -          2,140
                                                                     --------      --------      ---------

                                                                      118,977         2,841        116,136
                                                                     --------      --------      ---------

   Deferred Income Taxes                                                  685             -            685
                                                                     --------      --------      ---------

   Other Deferred Items                                                 1,097             -          1,097
                                                                     --------      --------      ---------

   Long-term Obligations                                              118,241             -        118,241
                                                                     --------      --------      ---------

   Minority Interest                                                   24,785             -         24,785
                                                                     --------      --------      ---------

   Shareholders' Investment:
    Common stock                                                        1,959             -          1,959
    Capital in excess of par value                                     70,993             -         70,993
    Accumulated deficit                                               (17,807)            -        (17,807)
    Treasury stock, at cost                                            (3,846)            -         (3,846)
    Deferred compensation                                                (216)            -           (216)
    Accumulated other comprehensive items                                 403             -            403
                                                                     --------      --------      ---------

                                                                       51,486             -         51,486
                                                                     --------      --------      ---------

                                                                     $315,271      $  2,841      $ 312,430
                                                                     ========      ========      =========




                                       7

                                                                       FORM 8-K

                              THERMO TERRATECH INC.

                NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS
                                   (Unaudited)
Note 1 - Pro Forma Adjustments to Pro Forma Condensed Statements of Operations (In thousands)

                                                                   Fiscal Year Ended     Nine Months Ended
                                                                   April 3, 1999         January 1, 2000
                                                                   -----------------     -----------------
                                                                                 Debit (Credit)

Interest Income
Increase in interest income earned on the $538,000
 note receivable issued to the Company by the
 acquirer at an interest rate of 8%                                              $ 43                 $ 32
                                                                                 ----                 ----

Provision for Income Taxes
Increase in the income tax provision as a result of
 an increase in interest income calculated at the
 federal income tax rate of 34%                                                  $ 15                 $ 11
                                                                                 ----                 ----

Minority Interest Income
(Increase) decrease in minority interest income as a
 result of the sale of the Randers division                                      $(14)                $312
                                                                                 ----                 ----


Note 2 - Pro Forma Adjustments to Pro Forma Condensed Balance Sheet

      The sales price of the Randers division consisted of a $538,000 promissory note issued to the Company, secured by certain real estate. In addition, the acquirer assumed $776,000 of mortgage debt. Due to the fact that the Company received no consideration at the time of sale, the sale of the real estate is being accounted for under the deposit method. Under the deposit method, the Company did not record the note receivable and continues to report the property that was sold as well as the existing mortgage debt in the accompanying pro forma condensed balance sheet. Cash received from the acquirer will be reported as a deposit on the contract. As a result, there are no pro forma adjustments to the pro forma condensed balance sheet as of January 1, 2000.




                                       8

                                                                      FORM 8-K

                              THERMO TERRATECH INC.
Item 7.  Financial Statements, Pro Forma Condensed Financial Information and
         Exhibits (continued)

(c)    Exhibits

     2.1 Asset Purchase Agreement by and among RGI Muskegon, Inc. (as Buyer),
         Randers Engineering, Inc., Redeco, Inc., Viridian Technology, Inc., and
         Randers Group Property Corporation (as Sellers), and The Randers Killam
         Group Inc. (as Sellers' Parent) dated January 28, 2000 (incorporated by reference to Exhibit 2.1 to The Randers Killam Group Inc.'s Current
         Report on Form 8-K filed February 11, 2000).




                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, on this 11th day of February 2000.

                                              THERMO TERRATECH INC.



                                              By:  /s/ Paul F. Kelleher
                                              Paul F. Kelleher
                                              Chief Accounting Officer